Exhibit 10.1
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made as of this 6th day of October, 2017, by and among CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership (the “Borrower”), CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation (“REIT”), THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (hereinafter referred to individually as a “Subsidiary Guarantor” and collectively, as “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS LISTED ON THE SIGNATURES PAGES HEREOF AS LENDERS (KeyBank and the other lenders are listed on the signatures pages hereof as Lenders, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower and KeyBank, individually and as Agent, and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of December 22, 2015, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Amendment to Other Loan Documents dated as of September 30, 2016 (the “First Amendment”) (as amended, the “Credit Agreement”); and
WHEREAS, each of the Guarantors are a party to that certain Second Amended and Restated Unconditional Guaranty of Payment of Performance in favor of Agent and the Lenders dated as of December 22, 2015, as amended by the First Amendment (as amended, the “Guaranty”);
WHEREAS, Borrower and Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement; and
WHEREAS, the Agent and certain of the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
2.    Modification of the Credit Agreement. The Agent, the Lenders and the Borrower hereby amend the Credit Agreement by deleting §8.7(a) of the Credit Agreement in its entirety, and inserting in lieu thereof the following:

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“(a)    The Borrower shall not pay any Distribution to the partners, members or other owners of the Borrower, and REIT shall not pay any Distribution to its partners, members or other owners, if such Distribution by Borrower or REIT, when added to the amount of all other Distributions paid in any period of four (4) consecutive calendar quarters, is in excess of ninety-five percent (95%) of such Person’s Funds from Operations for such period.”
3.    References to Amended Documents. All references in the Loan Documents to the Credit Agreement amended in connection with this Amendment shall be deemed a reference to the Credit Agreement as modified and amended herein.
4.    Consent of Borrower and Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including, without limitation, the Guaranty), as modified and amended herein or in connection with this Amendment, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.
5.    Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)    Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.
(b)    Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)    Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any

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filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
(d)    Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.
6.    No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
7.    Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
8.    Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement amended in connection herewith remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, as modified and amended herein and therein. Guarantors hereby consent to the terms of this Amendment and ratify the Guaranty. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).
9.    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
10.    Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
11.    Effective Date. This Amendment shall be deemed effective and in full force and effect as of the Effective Date.
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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner

By: /s/ Todd Sakow
Name: Todd Sakow
Title:     Chief Financial Officer
(CORPORATE SEAL)
REIT:
CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation
By: /s/ Todd Sakow

Name:    Todd Sakow
Title:    Chief Financial Officer
(CORPORATE SEAL)

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

SUBSIDIARY GUARANTORS:
HC-11250 FALLBROOK DRIVE, LLC,
HCII-5525 MARIE AVENUE, LLC,
HEALTH CARE II-110 CHARLOIS BOULEVARD, LLC,
HCII-150 YORK STREET, LLC,
HCII-1800 PARK PLACE AVENUE, LLC,
HCII-5100 INDIAN CREEK PARKWAY, LLC,
DCII-505 W. MERRILL STREET, LLC,
HCII-30 PINNACLE DRIVE, LLC,
HCII-110 EAST MEDICAL CENTER BLVD., LLC,
HCII-15 ENTERPRISE DRIVE, LLC,
HCII-68 CAVALIER BOULEVARD, LLC,
HCII-107 FIRST PARK DRIVE, LLC,
HCII-3590 LUCILLE DRIVE, LLC,
HCII-237 WILLIAM HOWARD TAFT ROAD, LLC,
HCII-2752 CENTURY BOULEVARD, LLC,
HCII-200 MEMORIAL DRIVE, LLC,
DCII-5400-5510 FELTL ROAD, LLC,
HCII-2001 HERMANN DRIVE, LLC,
HCII-1131 PAPILLION PARKWAY, LLC,
HCII-HERITAGE PARK, LLC,
HCII-HPI HEALTHCARE PORTFOLIO, LLC, and
HCII-750 12TH AVENUE, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By: /s/ Todd Sakow
Name:    Todd Sakow
Title:    Chief Financial Officer

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

DCII-700 AUSTIN AVENUE, LLC,
HCII HPI-3110 SW 89TH STREET, LLC,
HCII HPI-1616 S. KELLY AVENUE, LLC,
HCII HPI-3212 89TH STREET, LLC,
HCII HPI-300 NW 32ND STREET, LLC,
HCII HPI-3125 SW 89TH STREET, LLC,
HCII HPI-3115 SW 89TH STREET, LLC,
DCII-5225 EXCHANGE DRIVE, LLC,
DCII-3255 NEIL ARMSTRONG BOULEVARD, LLC,
DCII-200 CAMPUS DRIVE, LLC,
HCII-11200 NORTH PORTLAND AVENUE, LLC,
DCII-400 MINUTEMAN ROAD, LLC,
DCII-2601 W. BROADWAY ROAD, LLC,
C&Y PARTNERS, LLC,
DCII-1501 OPUS PLACE, LLC,
DCII-10309 WILSON BLVD., LLC,
HCII-2111 OGDEN AVENUE, LLC,
DCII-1400 CROSSBEAM DRIVE, LLC,
DCII-1400 KIFER ROAD, LLC,
DCII-8700 GOVERNORS HILL DRIVE, LLC,
HCII-9800 LEVIN ROAD NW, LLC,
HCII-4409 NW ANDERSON HILL ROAD, LLC, and
DCII-2004 EAST TECHNOLOGY CIRCLE, LLS
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By: /s/ Todd Sakow
Name:    Todd Sakow
Title: Chief Financial Officer

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

HCII-30 PINNACLE DRIVE PA, LP, a Delaware limited partnership

By:	HCII-30 Pinnacle Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Todd Sakow
Name: Todd Sakow
Title: Chief Financial Officer
HCII-2752 CENTURY BOULEVARD PA, LP, a Delaware limited partnership

By:	HCII-2752 Century Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Todd Sakow
Name: Todd Sakow
Title: Chief Financial Officer

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

HCII-110 CHARLOIS BOULEVARD, LP, a Delaware limited partnership

By:	Health Care II-Charlois Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Todd Sakow
Name: Todd Sakow
Title: Chief Financial Officer

DCII-1400 CROSSBEAM DR., LP, a Delaware limited partnership

By:	DCII-1400 Crossbeam Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Todd Sakow
Name: Todd Sakow
Title: Chief Financial Officer

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

AGENT AND LENDERS:
KEYBANK NATIONAL ASSOCIATION,
individually and as Agent
By: /s/ Kristin Centracchio
Name: Kristin Centracchio
Title: Vice President

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

CITIZENS BANK, N.A.
By: /s/ Kerri Colwell
Name: Kerri Colwell
Title: Senior Vice President

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

SUNTRUST BANK, individually as a Lender and as Co‑Syndication Agent
By: /s/ Nick Preston
Name: Nick Preston
Title: Vice President

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Alicia Cook
Name: Alicia Cook
Title: Authorized Signatory

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

TEXAS CAPITAL BANK, N.A.

By: /s/ Brett Walker
Name: Brett Walker
Title: Senior Vice President

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

CADENCE BANK, N.A.

By: /s/ John R. Burch III
Name: John R. Burch III
Title: AVP

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

SYNOVUS BANK

By: /s/ David W. Bowman
Name: David W. Bowman
Title: Director

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

WOODFOREST NATIONAL BANK, a national banking association

By: /s/ John Ellis
Name: John Ellis
Title: SVP

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

USAMERIBANK

By: /s/ Ronald L. Ciganek
Name: Ronald L. Ciganek
Title: Executive Vice President

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

EASTERN BANK

By: /s/ Jared H. Ward
Name: Jared H. Ward
Title: SVP

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

WHITNEY BANK dba HANCOCK BANK

By: /s/ Megan R. Brearey
Name: Megan R. Brearey
Title: Senior Vice President

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement

RENASANT BANK
By: /s/ Craig Gardella
Name: Craig Gardella
Title: EVP

KeyBank/CV Reit II: Signature Page to Second Amendment to
Second Amended and Restated Credit Agreement